UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 5, 2009

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

First Amendment to the Agreement and Plan of Amalgamation

On March 5, 2009, IPC Holdings, Ltd. (“IPC”) entered into a First Amendment, dated as of March 5, 2009 (“Amendment”), to the Agreement and Plan of Amalgamation, dated as of March 1, 2009 (the “Amalgamation Agreement”), among IPC, its wholly-owned subsidiary IPC Limited and Max Capital Group Ltd. (“Max”).

As contemplated by, and pursuant to the terms of the Amalgamation Agreement, the parties entered into the Amendment in order to: (i) designate the individuals who would serve as the directors of IPC immediately after the effective time of the amalgamation; (ii) identify the composition of the committees of the board of directors of IPC immediately after the effective time of the amalgamation; (iii) designate the deputy chairman of the board of directors of IPC immediately after the effective time of the amalgamation; (iv) designate the individuals who would serve as the directors and officers of each of Max Bermuda Ltd., IPCRe Limited and the amalgamated company immediately after the effective time of the amalgamation and (v) specify the amendment to Max’s bye-laws that will be submitted to its shareholders for a vote (which amendment, if approved by Max’s shareholders, will reduce the vote of Max’s shareholders required to approve an amalgamation from 75% of the common shares voting at a meeting to a majority).

The Amendment is attached to this report as Exhibit 2.1 and the foregoing description is qualified in its entirety by reference to the full text of the Amendment which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
Exhibit 2.1	First Amendment to Agreement and Plan of Amalgamation, dated as of March 5, 2009, among IPC Holdings, Ltd., IPC Limited and Max Capital Group Ltd.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This report includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the Securities and Exchange Commission (“SEC”). Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this report should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this report.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:

This report relates to a business combination transaction between IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that will become the subject of a registration statement filed by IPC with the Securities and Exchange Commission (“SEC”) and joint proxy statements filed by IPC and Max with the SEC. This report is not a substitute for the joint proxy statement/prospectus that IPC will file with the SEC or any other document that IPC or Max may send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at 29 Richmond Road, Pembroke HM 08, Bermuda, Attention: Melanie J. Saunders, Secretary, in the case of IPC’s filings, or Max, P.O. Box HM 2565, Hamilton HM KX, Bermuda, Attention: Secretary, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction.

Information about IPC’s and Max’s directors and executive officers is available in IPC’s and Max’s proxy statements, dated April 29, 2008 and March 19, 2008, respectively, for their 2008 annual meetings of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HOLDINGS, LTD.

By	/s/ Melanie J. Saunders
Melanie J. Saunders
Company Secretary

Date: March 10, 2009

EXHIBIT INDEX

Exhibit	Description
Exhibit 2.1	First Amendment to Agreement and Plan of Amalgamation, dated as of March 5, 2009, among IPC Holdings, Ltd., IPC Limited and Max Capital Group Ltd.

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